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                                                                    EXHIBIT 99.1

                             HILLENBRAND INDUSTRIES

                             FINANCIAL NEWS RELEASE


           HILLENBRAND INDUSTRIES ANNOUNCES CHANGE IN FISCAL YEAR END

BATESVILLE, INDIANA, OCTOBER 23, 2001 -- Hillenbrand Industries, Inc. (NYSE:HB) announced today that the company's board of directors approved a change in the company's fiscal year end from the Saturday nearest November 30 each year to September 30, effective in 2002.

"The change in our fiscal year end is one part of our resolute efforts to reduce complexity in our businesses. Closing our fiscal year on September 30 provides many benefits. Reporting our fiscal year on a quarterly calendar basis as opposed to a 52/53-week fiscal year will generate a number of administrative efficiencies. Moving to a traditional reporting period in line with our customers' business cycles and industry peer groups will also promote more effective financial planning and reporting internally while making financial comparisons easier for investors who follow us. In addition, it will allow us to optimize our asset utilization and resource allocation throughout the year. It also demonstrates our associates' willingness to embrace operational changes that will assist us in achieving the full potential of our businesses," said Scott K. Sorensen, vice president and chief financial officer, Hillenbrand Industries, Inc.

At this time, the company plans to file with the U.S. Securities and Exchange Commission the following forms at the indicated dates:

- in February 2002, a Form 10-K reporting financial results for the 12-month fiscal 2001 year to end December 1, 2001;

- in February 2002, a Form 10-Q reporting financial results for the three-month fiscal 2002 first quarter comprised of October, November and December 2001;

- in May 2002, a Form 10-Q reporting financial results for the three-month fiscal 2002 second quarter comprised of January, February and March 2002;

- in August 2002, a Form 10-Q reporting financial results for the three-month fiscal 2002 third quarter comprised of April, May and June 2002;

- and in December 2002, a Form 10-K reporting financial results for the 10-month shortened fiscal year comprised of December 2001 through September 2002.

ABOUT HILLENBRAND INDUSTRIES INC.:

Hillenbrand Industries, Inc., headquartered in Batesville, Indiana, is a publicly traded holding company for three major wholly owned businesses serving the funeral services and health care industries. All three subsidiaries have headquarters in Batesville, Indiana.


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Hillenbrand Industries' Health Care Group consists of Hill-Rom Company, a recognized leader in the worldwide health care community providing sales, rentals, service and support for products including beds, therapy surfaces, stretchers, infant warmers, incubators, furniture, communication systems, surgical columns, medical gas management systems, modular headwalls and lighting systems.

The company's Funeral Services Group consists of two businesses: Batesville Casket Company, the leading manufacturer and supplier of burial caskets, cremation products and related services to licensed funeral homes; and Forethought Financial Services, the leading provider of insurance and trust-based financial products and services for pre-planning funeral services.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS:

Certain statements in this press release contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the company's future plans, objectives, beliefs, expectations, representations and projections. The company has tried, wherever possible, to identify these forward-looking statements by using words such as "reduce," "benefits," "generate," "efficiencies," "effective," "easier," "optimize," "embrace," "achieving," and "full" but their absence does not mean that the statement is not forward-looking. Forward-looking statements include statements regarding efforts to reduce complexity; provides many benefits; generate a number of administrative efficiencies; promote more effective financial planning and reporting; making financial comparisons easier; optimize our asset utilization and resource allocation throughout the year; and achieving the full potential of our businesses. It is important to note that the company's actual results could differ materially from those in any such forward-looking statements. They are not guarantees of future performance. Factors that could cause actual results to differ include but are not limited to: a downturn in the general business and economic conditions of the company's customers; a decrease in death rates; whether the company's new products are successful in the marketplace; a decline in customers' Medicare reimbursements could impact the company's financial performance if those customers decreased capital spending; unsuccessful realignment and cost reduction activities previously announced; unanticipated legal matters or unfavorable legal results; compliance with certain regulations and certification requirements for new and existing products; and unexpected negative performance of the insurance portfolio. The company assumes no obligation to update or revise any forward-looking statements. Readers should also refer to the various disclosures made by the company in the company's periodic reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission.

CONTACTS:

Investor Relations: Mark R. Lanning, Vice President and Treasurer, (812) 934-7256; News Media: Christopher P. Feeney, Director, Public Affairs & Corporate Communications, (812) 934-8197; both of Hillenbrand Industries, Inc., www.hillenbrand.com.